                                                                   EXHIBIT 10.11





                           KEY CORPORATE CAPITAL INC.
                              66 SOUTH PEARL STREET
                             ALBANY, NEW YORK 12207






                                                 March 30, 2000

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
250 South Clinton Street
Syracuse, New York 13202

         RE:      KEY CORPORATE CAPITAL INC. CREDIT FACILITIES

Ladies and Gentlemen:

         Reference is made to that certain master loan commitment issued by Key Corporate Capital Inc. (the "Lender") to ALS-Northeast, LLC dated May 5, 1998 and accepted by ALS-Northeast, LLC on May 6, 1998 (the "Master Commitment"). Pursuant to the Master Commitment and pursuant to project-specific commitments between Lender and each of you (individually, a "Borrower" and collectively, the "Borrowers"), the Lender has extended or is extending credit facilities to each Borrower (individually, a "Credit Facility" and collectively, the "Credit Facilities"). Each of the Credit Facilities is evidenced by a secured promissory note (individually, a "Note" and collectively, the "Notes") and is secured by various documents executed and delivered by each Borrower to the Lender (collectively, the "Loan Documents") in respect to the specific project (the "Project") owned by each Borrower. Capitalized terms used herein but not defined shall have the meaning set forth in the Loan Documents.

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 2



         Pursuant to a letter agreement dated January 14, 2000, Lender and each Borrower agreed that within sixty (60) days of the date of the letter agreement they would: (1) exercise their best good faith efforts to negotiate revised financial covenants to be maintained by Alterra and (2) execute amended Loan Documents memorializing such revised financial covenants. This letter shall constitute: (1) an amendment of the Master Commitment with respect to financial covenants required to be maintained by Alterra and (2) an amendment of each of the Notes and each of the Loan Documents with respect to the financial covenants required to be maintained by Alterra.

         Effective on this date hereof, any financial covenant required to be maintained by Alterra and set forth in the Master Commitment, any of the Notes or any of the Loan Documents shall be deleted in its entirety, and replaced with the provisions set forth herein. Alterra shall maintain the following financial convenants:

         1. MINIMUM CONSOLIDATED NET WORTH. Alterra will not permit its Consolidated Net Worth at any time to be less than $150,000,000, except that

            a.) effective as of the end of Alterra's fiscal quarter ended June
                30, 1999, the foregoing amount (as it may from time to time be adjusted as herein provided), shall be increased by 50% of the Consolidated Net Income of Alterra for the two fiscal quarters ended on such date, if any (there being no reduction in the case of any such Consolidated Net Income which reflects a deficit);

            b.) effective as of the end of Alterra's fiscal quarter ended
                September 30, 1999, and as of the end of each fiscal quarter thereafter, the foregoing amount (as it may from time to time be adjusted as herein provided), shall be increased by 50% of the Consolidated Net Income of Alterra for the fiscal quarter ended on such date, if any (there being no reduction in the case of any such Consolidated Net Income which reflects a deficit);

            c.) the foregoing amount (as it may from time to time be adjusted as herein provided), shall be increased by an amount equal to 75% of the cash proceeds (net of underwriting discounts and commissions and other customary fees and costs associated therewith) from any sale or issuance of equity by Alterra after December 31, 1998 (other than any sale or issuance to any Subsidiary or to management or employees pursuant to employee benefit plans of general application), including, without limitation, 75% of the net cash proceeds

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 3


                received by Alterra pursuant to the satisfaction of the New Capital Funding Requirement;

            d.) the foregoing amount (as it may from time to time be adjusted as herein provided), shall be increased (to the extent not included in paragraph c. above) by an amount equal to 75% of (x) the principal amount of Indebtedness or (y) the higher of stated value or liquidation value of Redeemable Stock, as the case may be, which Indebtedness or Redeemable Stock is converted or exchanged after December 31, 1998 into common stock of Alterra or any of its Subsidiaries;

            e.) the foregoing amount (as it may from time to time be adjusted as herein provided), shall be increased by an amount equal to 75% of the increase in Consolidated Net Worth attributable to the issuance of common stock or other equity interests subsequent to December 31, 1998 as consideration in any Acquisition; and

            f.) effective as of the end of Alterra's fiscal quarter ended
                December 31, 1999, the foregoing amount (as it may from time to time be adjusted as herein provided), shall be decreased by the lesser of (A) 75% of the aggregate non-cash charges taken during such fiscal quarter, if any, and (B) $33,750,000.

         2. LEASE AND DEBT SERVICE COVERAGE RATIO. Alterra will not permit the ratio of (i) Consolidated EBITDAR for any Testing Period, to (ii) Consolidated Lease and Debt Service Charges for such Testing Period to be less than the amount indicated below for such Testing Period:

               --------------------------------------------------- -------------
               TESTING PERIOD                                      RATIO

               --------------------------------------------------- -------------
               Each Testing Period ending on the last day of a     1.25 to 1.00
               fiscal quarter on or before September 30, 1999
               --------------------------------------------------- -------------
               Testing Period ended December 31, 1999              No
                                                                   Requirement
               --------------------------------------------------- -------------
               Testing Period consisting of the single fiscal       .85 to 1.00
               quarter ended March 31, 2000
               --------------------------------------------------- -------------
               Testing  Period   consisting  of  the  two  fiscal   .87 to 1.00
               quarters ended June 30, 2000
               --------------------------------------------------- -------------
               Testing Period consisting of the three fiscal        .90 to 1.00
               quarters ended September 30,
               --------------------------------------------------- -------------

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 4



               --------------------------------------------------- -------------
               2000
               --------------------------------------------------- -------------
               Testing Period ended December 31, 2000               .95 to 1.00
               --------------------------------------------------- -------------
               Testing Period ended March 31, 2001                 1.00 to 1.00
               --------------------------------------------------- -------------
               Testing Period ended June 30, 2001                  1.05 to 1.00
               --------------------------------------------------- -------------
               Testing Period ended September 30, 2001             1.15 to 1.00
               --------------------------------------------------- -------------
               Any Testing Period thereafter                       1.25 to 1.00
               --------------------------------------------------- -------------

         3. MINIMUM CASH & CASH EQUIVALENTS.

            a.) Alterra will not permit the aggregate of its unrestricted cash and Cash Equivalents, at any time, to be less than $10,000,000, provided, however, that the covenant contained in the section 3 shall be of no further force or effect upon the satisfaction of the New Capital Funding Requirement; and

            b.) Alterra will not permit the aggregate of its unrestricted cash and Cash Equivalents, as of the end of its fiscal quarter ended March 31, 2000, or as of the end of any fiscal quarter thereafter, to be less than $20,000,000, provided, however, if, pursuant to the terms and conditions of the $200,000,000 Master Construction Line of Credit Agreement dated as of October 6, 1998 (the "Credit Agreement"), by and among Alterra, the borrowers party thereto, the lenders party thereto (the "Lenders"), the co-agents party thereto and Key Corporate Capital, Inc. as the administrative agent (the "Administrative Agent"), as amended (the "October Alterra Line"), the Closing Date (as defined in the October Alterra Line) for any of the proposed Projects (as defined in the October Alterra Line) commonly known as Fresno I, Fresno II, Monroe I, Monroe II, Lebanon I, Lebanon II, Bend and Glastonbury has not occurred on or before March 31, 2000, then the measurement of unrestricted cash and Cash Equivalents as of March 31, 2000 shall include the actual net amount funded for each such Project which has closed as of such date, if any, together with the net amount anticipated to be funded for each such remaining Project, as determined by the Administrative Agent in its reasonable discretion, provided, further, that the covenant contained in this section 3(b) shall be of no further force or effect upon the satisfaction of both (i) satisfaction of the New Capital Funding Requirement resulting in gross cash proceeds of at least $150,000,000, (ii) the ratio of (A) Consolidated EBITDAR for any fiscal quarter, to (B) Consolidated Lease and Debt Service Charges for such fiscal quarter, exceeds 1.20 to 1.00 for two consecutive

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 5





                fiscal quarters, with the first eligible fiscal quarter to be measured hereunder being the fiscal quarter ending March 31, 2000.

         4. ADDITIONAL CAPITAL REQUIREMENTS.

            a.) Alterra will obtain and deliver to the Lender, on or before June
                30, 2000, a written commitment, from one or more financially responsible institutional or strategic investors, for the purchase from Alterra of (i) shares of capital stock of Alterra (other than Redeemable Stock), or (ii) subordinated debt securities of Alterra, with a maturity of at least five years and no sinking fund or similar requirements and no cash interest payments, and providing for subordination of such subordinated debt securities to the Obligations on terms satisfactory to the Required Lenders, in either case for gross cash proceeds of at least $100,000,000 (the "New Capital Commitment Requirement"), which may include, without limitation, the net proceeds from a commitment to convert the debt evidenced by the Amended and Restated Loan Agreement dated as of February 3, 2000 between Alterra and RDVEPCO, L.L.C., a Michigan limited liability company, in the original principal amount of $15,000,000 as thereafter increased to $35,000,000, to shares of capital stock of Alterra (other than Redeemable Stock) or subordinated debt securities of Alterra, with a maturity of at least five years and no sinking fund or similar requirements and no cash payments, and providing for subordination of such subordinated debt securities to the Obligations on terms satisfactory to the Required Lenders, all in an amount not to exceed $35,000,000 (the "Bridge Loan Conversion").

            b.) Alterra shall have received, on or before June 30, 2000, gross cash proceeds of at least $100,000,000, from the issuance by Alterra of (A) shares of its capital stock (other than Redeemable Stock), or (B) subordinated debt securities of Alterra conforming to the requirements specified above, as contemplated by the commitment obtained by Alterra which satisfied the New Capital Commitment Requirement (the "New Capital Funding Requirement"), which proceeds may be comprised in part of the net proceeds of the Bridge Loan Conversion.

         5. QUARTERLY MINIMUM CONSOLIDATED EBIT. Alterra will not permit its Consolidated EBIT for any Testing Period to be less than the amount indicated below for such Testing Period:

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 6




                        -------------------------------------------------- -------------------
                        FISCAL QUARTER                                     QUARTERLY
                                                                           MINIMUM
                                                                           CONSOLIDATED EBIT

                        -------------------------------------------------- -------------------
                        Testing  Period  consisting  of the single fiscal  $1,321,000 quarter ended March 31, 2000
                        -------------------------------------------------- -------------------
                        Testing  Period  consisting  of  the  two  fiscal  $2,539,000 quarters ended June 30, 2000
                        -------------------------------------------------- -------------------
                        Testing  Period  consisting  of the three  fiscal  $6,781,000 quarters ended September 30, 2000
                        -------------------------------------------------- -------------------
                        Testing Period ended December 31, 2000             $14,427,000
                        -------------------------------------------------- -------------------
                        Testing Period ended March 31, 2001                $26,524,000
                        -------------------------------------------------- -------------------
                        Testing Period ended June 30, 2001                 $42,161,000
                        -------------------------------------------------- -------------------
                        Testing Period ended September 30, 2001            $57,702,000
                        -------------------------------------------------- -------------------
                        Testing Period ended December 31, 2001             $72,013,000
                        -------------------------------------------------- -------------------


         6. DISTRIBUTIONS. Alterra will not make any distributions or other payments to any of its shareholders, in their capacity as shareholders other than dividends in stock or other equity securities of Alterra and non-cash coupons on equity and debt securities issued pursuant to an acquisition or the New Capital Commitment Requirement, from the date hereof until such time as the ratio of (a) Consolidated EBITDAR for any Testing Period consisting of the immediately preceding 4 fiscal quarters, to (b) Consolidated Lease and Debt Service Charges for such Testing Period, shall exceed 1.25 to 1.00 for such Testing Period, with the first eligible Testing Period to be measured hereunder being the 4 fiscal quarters ending March 31, 2000, provided, however, no such distributions shall be made prior to December 31, 2000.

         7. MOST FAVORED COVENANT STATUS. Should Alterra at any time after the date hereof, issue or guarantee or amend any Indebtedness denominated in U.S. dollars for money borrowed or represented by bonds, notes, debentures, or similar securities in an aggregate amount exceeding $10,000,000, to any lender or group of lenders acting in concert with one another, or one or more institutional investors, pursuant to a loan agreement, credit agreement, note purchase agreement, indenture, guaranty or other similar instrument or amendment thereto, which amendment, agreement, indenture, guaranty or instrument, includes affirmative or negative business or financial covenants (or any events of default or other type of restriction which would have the practical effect of any affirmative or negative business or financial

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 7



covenant, including, without limitation, any "put" or mandatory prepayment of such Indebtedness upon the occurrence of a "change of control") which are applicable to Alterra, other than those set forth herein or in any of the other Credit Documents, Alterra shall promptly so notify the Administrative Agent and the Lenders and if the Administrative Agent shall so request by written notice to Alterra (after a determination has been made by the Required Lenders that any of the above-referenced documents or instruments contain any such provisions, which either individually or in the aggregate, are more favorable to the holders of such other Indebtedness than any of the provisions set forth herein), Alterra, the Administrative Agent and the Lenders shall promptly amend this Agreement to incorporate some or all of such provisions, in the discretion of the Administrative Agent and the Required Lenders, into this Agreement and, to the extent necessary and reasonably desirable to the Administrative Agent and the Required Lenders, into any of the other Credit Documents, all at the election of the Administrative Agent and the Required Lenders.

         Terms used herein and defined in the Credit Agreement (as herein defined) still have the meanings set forth therein. For the purposes of this letter, the following terms shall have the meanings herein specified unless the context otherwise requires:

         "ACQUISITION" shall mean and include (i) any acquisition on a going concern basis (whether by purchase, lease or otherwise) of any facility and/or business operated by any person who is not a Subsidiary of Alterra, and (ii) acquisitions of a majority of the outstanding equity or other similar interests in any such person (whether by merger, stock purchase or otherwise).

         "CAPITALIZED LEASE OBLIGATIONS" shall mean all obligations under Capital Leases of Alterra or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities identified as "capital lease obligations" (or any similar words) on a consolidated balance sheet of Alterra and its Subsidiaries prepared in accordance with GAAP.

         "CONSOLIDATED AMORTIZATION EXPENSE" shall mean, for any period, all amortization expenses of Alterra and its Subsidiaries, all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED DEPRECIATION EXPENSE" shall mean, for any period, all depreciation expenses of Alterra and its Subsidiaries, all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED EBIT" shall mean, for any period, Consolidated Net Income for such period, plus (A) the sum of the amounts for such period included in determining such Consolidated Net Income of (i) Consolidated Interest Expense,
(ii) Consolidated Income Tax Expense, and (iii) extraordinary and other non-recurring non-cash losses and charges, less (B)

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 8



gains on sales of assets and other extraordinary gains and other non-recurring non-cash gains, all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         CONSOLIDATED EBITDAR" shall mean, for any period, Consolidated EBIT for such period, plus the sum for such period of (i) Consolidated Depreciation Expense, (ii) Consolidated Amortization Expense, and (iii) Consolidated Rental Expense, all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED INCOME TAX EXPENSE" shall mean, for any period, all provisions for taxes based on the net income of Alterra or any of its Subsidiaries (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, total interest expense (including that which is attributable to Capital Leases and Synthetic Leases) of Alterra and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Alterra and its Subsidiaries, all as determined in accordance with GAAP, but (i) including in any event net costs under Hedge Agreements, and (ii) excluding in any event (x) any amortization or write-off of deferred financing costs, and (y) any interest during construction which is capitalized in accordance with GAAP. If Alterra uses the net interest method of accounting, in which interest expense is determined net of interest income in accordance with GAAP, then Consolidated Interest Expense may be determined on such basis.

         "CONSOLIDATED LEASE AND DEBT SERVICE CHARGES" shall mean, for any period, the sum for such period of (1) Consolidated Interest Expense, (2) Consolidated Rental Expense, (3) scheduled or mandatory repayments, prepayments or redemptions of the principal of Indebtedness and the stated or liquidation value of Redeemable Stock (including required reductions in committed credit facilities), and (4) without duplication of any amount included under the preceding clause (3) scheduled payments representing the principal portion of Capitalized Leases and Synthetic Leases, all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED NET INCOME" shall mean for any period, the net income (or loss) of Alterra and its Subsidiaries on a consolidated basis for such period as a single accounting period determined in conformity with GAAP.

         "CONSOLIDATED NET WORTH" shall mean, at any time for the determination thereof, the sum of (A) the net cash proceeds received by Alterra pursuant to the satisfaction of the New Capital Funding Requirements and (B) to the extent not included in the preceding clause (A), all amounts which, in conformity with GAAP, would be included under the caption "total

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 9


stockholders' equity" (or any like caption) on a consolidated balance sheet of Alterra as at such provided that in no event shall Consolidated Net Worth include any amounts in respect of Redeemable Stock.

         "CONSOLIDATED RENTAL EXPENSE" shall mean, for any period, all basic rental expenses of Alterra and its Subsidiaries (exclusive of any thereof specifically intended to cover taxes, maintenance, insurance or similar charges), all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP, provided that Consolidated Rental Expense shall be computed without duplication of any amounts in respect of any Capital Lease or Synthetic Lease which is included in Consolidated Interest Expense.

         "REDEEMABLE STOCK" shall mean with respect to any person which is a corporation, any capital stock of such corporation, and with respect to any person which is not a corporation, any equity interests of such person which are similar to capital stock, in each case that (i) is by its terms subject to mandatory redemption, in whole or in part pursuant to a sinking fund, scheduled redemption or similar provisions, at any time prior to the latest date when any Loans could mature under section 2.7 of the Credit Agreement; (ii) otherwise required to be repurchased or retired on a scheduled date or upon the occurrence of any event or circumstance, at the option of the holder or holders thereof, or otherwise, at any time prior to the latest date when any Loans could mature under section 2.7 of the Credit Agreement, other than any such repurchase or retirement occasioned by a "change of control" or similar event.

         "SUBSIDIARY" of any person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of Alterra.

         "TESTING PERIOD" shall mean for any determination a single period consisting of the four consecutive fiscal quarters of Alterra then last ended (whether or not such quarters are all within the same fiscal year) except that if a particular provision of this Agreement indicates that a Testing Period shall be of a different specified duration, such Testing Period shall consist of the particular fiscal quarter or quarters of Alterra then last ended which are so indicated in such provision.

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 10




         Lender agrees that from October 1, 1999 through the period concluding with the date hereof, the applicability of the financial convenants set forth herein and in Section VI (e) of each of the Notes is suspended and revoked.

         Would you please countersign this letter in the space provided therefor below to indicate your agreement to the terms set forth herein.

                                   Sincerely,

                                   KEY CORPORATE CAPITAL, INC.


                                   By:  /s/ Marc W. Wegener
                                        ---------------------------------------
                                            Marc W. Wegener, Vice President

Agreed and accepted to this 30th day of March, 2000

ALTERRA HEALTHCARE CORPORATION


By:  /s/ David M. Boitano
     ---------------------------------------
Name:    David M. Boitano
        ------------------------------------
Title:  Senior Vice President
        ------------------------------------

ALS-NORTHEAST, LLC
By:  Assisted Living Equities, LLC,
         its member


By:  /s/ Mark A. Belanger
     ---------------------------------------
Name:    Mark A. Belanger
        ------------------------------------
Title:  Authorized Member
        ------------------------------------


By:  Alterra Healthcare Corporation,
         its member


By:  /s/ David M. Boitano
     ---------------------------------------
Name:    David M. Boitano
        ------------------------------------

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 11




Title:  Senior Vice President
        ------------------------------------


ITHACA BUNDY ROAD, LLC
By:  Assisted Living Equities, LLC,
         its member


By:  /s/ Mark A. Belanger
     ---------------------------------------
Name:    Mark A. Belanger
        ------------------------------------
Title:  Authorized Member
        ------------------------------------


By:  Alterra Healthcare Corporation,
         its member


By:  /s/ David M. Boitano
     ---------------------------------------
Name:    David M. Boitano
        ------------------------------------
Title:  Senior Vice President
        ------------------------------------


ITHACA TRUMANSBURG ROAD, LLC
By:  Assisted Living Equities, LLC,
         its member


By:  /s/ Mark A. Belanger
     ---------------------------------------
Name:    Mark A. Belanger
        ------------------------------------
Title:  Authorized Member
        ------------------------------------

By:  Alterra Healthcare Corporation,
         its member


By:  /s/ David M. Boitano
     ---------------------------------------
Name:    David M. Boitano
        ------------------------------------
Title:  Senior Vice President
        ------------------------------------

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 12




[SIGNATURES CONTINUED ON NEXT PAGE]

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 13




NIAGARA SC WHEATFIELD, LLC
By:  Assisted Living Equities, LLC,
         its member


By:  /s/ Mark A. Belanger
     ---------------------------------------
Name:    Mark A. Belanger
        ------------------------------------
Title:  Authorized Member
        ------------------------------------

By:  Alterra Healthcare Corporation,
         its member


By:  /s/ David M. Boitano
     ---------------------------------------
Name:    David M. Boitano
        ------------------------------------
Title:  Senior Vice President
        ------------------------------------

NIAGARA NASH ROAD, LLC
By:  Assisted Living Equities, LLC,
         its member


By:  /s/ Mark A. Belanger
     ---------------------------------------
Name:    Mark A. Belanger
        ------------------------------------
Title:  Authorized Member
        ------------------------------------


By:  Alterra Healthcare Corporation,
         its member


By:  /s/ David M. Boitano
     ---------------------------------------
Name:    David M. Boitano
        ------------------------------------
Title:  Senior Vice President
        ------------------------------------

[SIGNATURES CONTINUED ON NEXT PAGE]

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
March 27, 2000
Page 14




CLINTON BROOKSIDE DRIVE, LLC
By:  Assisted Living Equities, LLC,
         its member


By:  /s/ Mark A. Belanger
     ---------------------------------------
Name:    Mark A. Belanger
        ------------------------------------
Title:  Authorized Member
        ------------------------------------


By:  Alterra Healthcare Corporation,
         its member


By:  /s/ David M. Boitano
     ---------------------------------------
Name:    David M. Boitano
        ------------------------------------
Title:  Senior Vice President
        ------------------------------------